UNITED STATES

SECURITIES AND

EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2009

HEALTH SCIENCES GROUP, INC.

(Exact name of registrant specified in charter)

Delaware	333-65180	91-2079221
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Health Sciences Group, Inc.

270 East Eau Gallie Blvd.

Indian Harbour Beach, FL 32937

(Address of principal executive offices) (Zip Code)

(321) 604-1451

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On January 29, 2009, Mr. Kevin Hawkins was appointed Director of Business Development, effective immediately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  January 29, 2009

By:

 /s/ Thomas Gaffney

Thomas Gaffney

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